Exhibit 10.1

TWELFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Twelfth Amendment to Amended and Restated Credit Agreement (this “Twelfth Amendment”) is made as of September 20, 2013, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea LLC”), GLP FINANCE CORP., a Delaware corporation (“Finance”), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company (“GEM”), GLOBAL ENERGY MARKETING II LLC, a Delaware limited liability company (“GEM II”), ALLIANCE ENERGY LLC, a Massachusetts limited liability company (“Alliance”, and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM and GEM II, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Original Guarantors and each individually, an “Original Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) (collectively, the “Lenders” and each individually, a “Lender”) party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Amended and Restated Credit Agreement dated as of May 14, 2010 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Original Guarantors, the Lenders, the Administrative Agent, the L/C Issuer, the Swing Line Lender, JPMorgan Chase Bank, N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association, as Co-Documentation Agents.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 7.18 of the Credit Agreement.  Section 7.18(iii) of the Credit Agreement is hereby amended by deleting Section 7.18(iii) in its entirety and restating it as follows:

(iii)                               Combined Senior Secured Leverage Ratio.  Permit the Combined Senior Secured Leverage Ratio (1) as of the end of any fiscal quarter ending prior to a Covenant Reduction Date to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Combined Senior Secured Leverage Ratio
March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013	3.50:1.00

March 31, 2014	3.25:1.00

June 30, 2014	3.00:1.00

September 30, 2014 and each fiscal quarter ending thereafter	2.75:1.00

and (2) as of the end of any fiscal quarter ending from the occurrence of the Covenant Reduction Date and each fiscal quarter ending thereafter to be greater than 2.75:1.00.

§2.  Conditions to Effectiveness.  This Twelfth Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of (a) the fully-executed original counterparts of this Twelfth Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders and (b) receipt by the Administrative Agent for the account of each Lender approving this Twelfth Amendment and sending to the Administrative Agent its fully executed and delivered signature page hereto for receipt by the Administrative Agent by not later than 5:00 p.m. (Eastern time) on September 20, 2013, a fee in the amount of $7,500.

§3.                               Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Twelfth Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§4.                               Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Twelfth Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Twelfth Amendment shall constitute a Loan Document.

§5.                               No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§6.                               Counterparts.  This Twelfth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§7.                               Governing Law.  THIS TWELFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Twelfth Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL COMPANIES LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

CHELSEA SANDWICH LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLEN HES CORP.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLP FINANCE CORP.

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL ENERGY MARKETING LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL ENERGY MARKETING II LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

ALLIANCE ENERGY LLC
By:	Global Operating LLC, its sole member
By:	Global Partners LP, its sole member
By:	Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL PARTNERS LP
By:	Global GP LLC, its general partner

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

GLOBAL GP LLC

By:	/s/ Edward J. Faneuil
Title: Executive Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
Name:	Anthony W. Kell
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Dan Bueno
Name:	Dan Bueno
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Daniel M. Grondin
Name:	Daniel M. Grondin
Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Emmanuel Chesneau
Name:	Emmanuel Chesneau
Title:	Managing Director

By:
Name:
Title:

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Johanna Minaya
Name:	Johanna Minaya
Title:	Associate Director

By:	/s/ Wong Moy Hiang
Name:	Wong Moy Hiang
Title:

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	Senior Vice President

BNP PARIBAS, as a Lender

By:	/s/ Matthew L. Rosetti
Name:	Matthew L. Rosetti
Title:	Director

By:	/s/ A-C Mathiot
Name:	A-C Mathiot
Title:	Managing Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/ Rodney P. Hutchinson
Name:	Rodney P. Hutchinson
Title:	Executive Director

By:	/s/ Xander Willemsen
Name:	Xander Willemsen
Title:	Executive Director

SOVEREIGN BANK, N.A. as a Lender

By:	/s/ William Maag
Name:	William Maag
Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Mark Lvoff
Name:	Mark Lvoff
Title:	Managing Director

By:	/s/ Zali Win
Name:	Zali Win
Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keven D. Smith
Name:	Keven D. Smith
Title:	Senior Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Marie Fernandes
Name:	Marie Fernandes
Title:	Authorized Signatory

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:	/s/ Nancy Remini
Name:	Nancy Remini
Title:	Vice President

By:	/s/ Pearl Geffers
Name:	Pearl Geffers
Title:	First Vice President

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sreedhar R. Kona
Name:	Sreedhar R. Kona
Title:	Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Carver
Name:	Carol Carver
Title:	Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Carla Gray
Name:	Carla Gray
Title:	Director

By:	/s/ Arnaud Stevens
Name:	Arnaud Stevens
Title:	Managing Director & Group Head

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

DEUTSCHE BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Vanuza Pereira-Bravo
Name:	Vanuza Pereira-Bravo
Title:	Associate

TD BANK, N.A., as a Lender

By:	/s/ David Perlman
Name:	David Perlman
Title:	Senior Vice President

PEOPLE’S UNITED BANK, as a Lender

By:	/s/ Matthew Leighton
Name:	Matthew Leighton
Title:	Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Assistant Vice President

BLUE HILLS BANK, as a Lender

By:	/s/ Kelley Keefe
Name:	Kelley Keefe
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Richard Wernli
Name:	Richard Wernli
Title:	Managing Director

FIRST NIAGARA BANK, N.A. as a Lender

By:	/s/ Robert Dellatorre
Name:	Robert Dellatorre
Title:	Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Twelfth Amendment as of September 20, 2013, and agrees that each of (a) the Amended and Restated Guaranty dated as of May 14, 2010 (as amended and in effect from time to time, the “Original Guaranty”) from each of Global Partners LP and Global GP LLC; (b) the Guaranty dated as of March 1, 2012 (as amended and in effect from time to time, the “Alliance Guaranty”) from Bursaw Oil LLC; and (c) the Guaranty dated as of February 15, 2013 (as amended and in effect from time to time, the “Cascade Guaranty”) from Cascade Kelly Holdings LLC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty, the Alliance Guaranty and the Cascade Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/	Charles A. Rudinsky
	Title:	Executive Vice President and
Chief Accounting Officer

GLOBAL GP LLC

By:	/s/	Charles A. Rudinsky
	Title:	Executive Vice President and
Chief Accounting Officer

BURSAW OIL LLC

By:	/s/	Charles A. Rudinsky
	Title:	Executive Vice President and
Chief Accounting Officer

CASCADE KELLY HOLDINGS LLC

By:	/s/	Charles A. Rudinsky
	Title:	Executive Vice President and
Chief Accounting Officer